Exhibit 24

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/Bernard J. Beaudoin

     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared Bernard J. Beaudoin, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/David L. Bodde

     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared David
     L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/William H. Clark


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/Mark A. Ernst


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared Mark
     A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/W. Thomas Grant II


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/William K. Hall


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/William C. Nelson


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/Linda H. Talbott


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared Linda
     H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February 2001.

                                   /s/Robert H. West


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On this 6th day of February 2001, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                   Notary Public

                                   (Notary Seal)

     My Commission Expires:

     April 8, 2004